UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2003

Date of Report (Date of earliest event reported)

THE IT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09037	33-0001212

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2790 Mosside Boulevard, Monroeville, Pennsylvania	10019

(Address of Principal Executive Offices)	(Zip Code)

(412) 372-7701

(Registrant's Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On October 24, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from August 30, 2003 through September 26, 2003 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of October 24, 2003 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Number 99.1	Description

Notice of Filing of Monthly Operating Report for period from August 30, 2003 through September 26, 2003 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of October 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE IT GROUP, INC.

By:	/s/ Harry J. Soose, Jr.

Name:	Harry J. Soose, Jr.
Title:	Chief Operating Officer

Date:	October 29, 2003

INDEX TO EXHIBITS

Number 99.1	Description

Notice of Filing of Monthly Operating Report for period from August 30, 2003 through September 26, 2003 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of October 24, 2003.